                                                                   EXHIBIT 10.11

                                ORTHOMETRIX, INC.
                         COMMON STOCK PURCHASE AGREEMENT

February 25, 2005

John C. Sites, Jr.
Rock Creek Partners
1200 Riverplace Blvd., Suite 902
Jacksonville, Florida 32207

Dear Mr. Sites:

The undersigned, ORTHOMETRIX, INC., a Delaware corporation (the "Company"), hereby agrees with Rock Creek Partners II, L.P. (the "Purchaser") as follows:

SECTION 1. SALE AND PURCHASE OF COMMON SHARES; CLOSING.

1.1. Sale of Common Shares

Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the
Company, on the Closing Date (as defined in Section 1.2 hereof), 2,321,429 shares of the Company's Common Stock, par value $.0005 per share (the "Common
Stock"), at a purchase price of $0.28 per share, for an aggregate amount of
$650,000. The shares of Common Stock to be purchased by the Purchaser on the
Closing Date are referred to herein collectively as the "Common Shares".

1.2. Closing

The "Closing Date" shall be February 25, 2005, or such other date as may be mutually agreed upon by the Company and the Purchaser. The closing will take place 10:00 a.m. on the Closing Date at the offices of Imowitz, Koenig & Co.
LLP, 622 Third Avenue, New York, NY 10017, or at such other time and place on the Closing Date as the Purchaser and the Company shall agree. At such closing the Company shall issue and deliver to the Purchaser one or more stock certificates representing the Common Shares, as the Purchaser may instruct, against receipt by the Company by wire transfer of immediately available funds to an account designated by the Company in the amount of the aggregate purchase price for the Common Shares.

SECTION 2. THE COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS

Except as disclosed or incorporated by reference in the Reports (as defined in
Section 2.7 hereof), the Company represents, warrants and covenants to the
Purchaser as follows as of the date hereof:

2.1. Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties and assets and to conduct its business as presently conducted. The Company is qualified as a foreign corporation in such other jurisdictions, if any, where the failure to so qualify would have a material adverse effect on the Company. The Company has no subsidiaries.

2.2. Capitalization

The authorized capital stock of the Company consists of 45,000,000 shares of
Common Stock, par value $.0005 per share, of which as of the date hereof
36,085,939 shares have been duly and validly issued and are presently outstanding, fully paid and nonassessable. The Company agrees to solicit stockholder approval at the 2005 Annual Meeting of the Company's stockholders in order to ensure that the authorized capital stock of the Company covers all of the Common Shares and the shares of Common Stock that are issuable upon the exercise of outstanding options and warrants granted or issued by the Company.

2.3. Reserved Stock, Preemptive Rights, etc

Except for 3,000,000 shares reserved for issuance pursuant to the Company's
Amended and Restated 1994 Stock Option and Incentive Plan (the "1994 Plan"),
1,000,000 shares reserved for issuance pursuant to the Company's 2000
Non-Employee Director Stock Option Plan (the "Director Plan") and 3,335,000
shares reserved for issuance in connection with warrants granted by the Company, no other shares of Common Stock have been reserved for issuance. There are no preemptive or first refusal or similar rights binding on the Company to subscribe for or purchase from the Company shares of capital stock of the
Company pursuant to any provision of law or the Certificate of Incorporation or
By-Laws of the Company or by agreement or otherwise. Except for (i) options to purchase up to an aggregate of (a) 2,467,500 shares of Common Stock subject to options issued pursuant to the 1994 Plan and (b) 995,000 shares of Common Stock subject to options issued pursuant to the Director Plan, and (ii) warrants to purchase 3,335,000 shares of Common Stock, there are no outstanding warrants or options to subscribe for or purchase from the Company any shares of capital stock of the Company or any securities convertible into or exchangeable for such shares.

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2.4. Authority

The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite corporate action on the part of the
Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and compliance with the provisions hereof and consummation of the transactions contemplated hereby by the Company will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or encumbrance upon any of the properties, assets or outstanding stock of the Company under the Certificate of
Incorporation or the By-Laws of the Company or any indenture, mortgage, lease, agreement or other instrument to which the Company is a party or by which the
Company or its property is bound or affected.

2.5. Issuance of Common Shares

The issuance, sale and delivery of the Common Shares in accordance with this
Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Common Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions hereof, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights.

2.6. Consents

Assuming the accuracy of the representations and warranties of the Purchaser contained herein, no material permit, consent, approval, authorization or declaration to or filing with, any governmental or regulatory authority is required of the Company in connection with (a) the execution, delivery or performance by the Company of this Agreement or (b) the offer, issuance, sale and delivery hereunder of the Common Shares, except for compliance with Federal and state securities laws applicable to the offering and sale of the Common
Shares.

2.7. SEC Reports.

The Company has delivered to the Purchaser true and complete copies of (a) the
Company's annual report on Form 10-KSB for the year ended December 31, 2003, (b)
the Company's proxy statement for its 2004 Annual Meeting of Stockholders, (c)
the Company's quarterly reports on Form 10-QSB for the three-month periods ended
March 31, 2004, June 30, 2004 and September 30, 2004, and (d) the Company's Form
8-K dated December 31, 2004 (collectively, the "Reports") filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the
Reports, as of the date of its filing with the Commission, contained any untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since the filing of the Form 8-K as of December
31, 2004, there has been no occurrence of any event

                                       -3-

that would necessitate the filing of any report pursuant to the requirements of the Exchange Act and the rules and regulations promulgated thereunder, except for such filings as may be necessary as a result of this Agreement.

2.8. No Material Adverse Change

Since the filing of the Form 10-QSB for the three-month period ended September
30, 2004, there has been no change in the condition of the Company, financial or otherwise, as shown on its balance sheet as at such date other than changes occurring in the ordinary course of business or changes that have not in the aggregate materially adversely affected the business, properties or condition, financial or otherwise, of the Company.

2.9. Issuance of Additional Securities by Company

The Company shall not without the prior consent of Purchaser, at any time following the Closing Date and prior to the expiration of the thirty (30) day period following the date that the Commission shall have declared effective any registration statement filed by the Company covering the resale by Purchaser of the Common Shares purchased hereunder, issue any shares of Common Stock, preferred stock or securities convertible into or exchangeable for Common Stock for a consideration per share less than $0.25 per share of Common Stock (subject to adjustments for any stock splits, recapitalizations, stock dividends or similar events); provided, however, that the foregoing restriction shall not apply to any security (i) issued as a stock dividend, or in connection with a recapitalization, stock split or similar event, (ii) issued pursuant to subscriptions, warrants, options, convertible securities, convertible notes or other rights that are outstanding on the date hereof, (iii) issued or reserved for issuance under the Company's employee option and related plans as may be approved by the Company's Board of Directors and the Company's stockholders from time to time hereafter, (iv) issued under employment agreements executed with persons who are not employees of the Company as of the date hereof or (v) issued to financial institutions, lessors or vendors that are unrelated third parties in connection with a bona fide provision of credit or services to the Company as approved by the board of directors of the Company.

2.10. Intellectual Property

          (a) The Company has ownership, license or legal right to use all material patent, copyright, trade secret and trademark rights necessary to the conduct of the business of the Company as now conducted (collectively,
"Intellectual Property"), other than intellectual property generally available on commercial terms from other sources.

          (b) As to all material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than intellectual property generally available on commercial terms from other sources, or (ii) the Company has granted rights to others in Intellectual
Property owned or licensed by the Company, there is no material default or breach thereof by the Company or, to the knowledge of the Company, any other party thereto.

          (c) The business, activities and products of the Company do not materially infringe any material intellectual property of any other person. The
Company is not, to its

                                       -4-

knowledge, making unauthorized use of any confidential information or trade secrets of any other person.

          (d) There is not pending or, to the Company's knowledge, threatened any claim, suit or action against the Company contesting or challenging the rights of the Company in or to any Intellectual Property or the validity of any of the Intellectual Property.

          (e) To the Company's knowledge, there is no infringement upon or unauthorized use by any third party of any of its Intellectual Property.

SECTION 3. REPRESENTATION, WARRANTIES AND COVENANTS OF THE PURCHASER

The Purchaser represents, warrants covenants to the Company that:

3.1. The Purchaser is acquiring the Common Shares for the Purchaser's own account, for investment only and not with a view toward resale or other distribution of any Common Shares within the meaning of the Securities Act.

3.2. The Purchaser understands that the Common Shares have not been registered under the Securities Act, in reliance upon exemptions contained in the
Securities Act and applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such sale or transfer is so registered or qualifies for exemption from registration under the Securities Act; and that the certificates representing the Common Shares shall bear legends substantially in the form set forth herein.

3.3. The Purchaser is an "accredited investor", as defined in Regulation D promulgated by the Commission under the Securities Act. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the
Common Shares; and the Purchaser understands and is able to bear any economic risks associated with such investment (including the necessity of holding the
Common Shares for an indefinite period of time, inasmuch as such securities have not been, and may not in the foreseeable future be, registered under the
Securities Act, and including the risk of the loss of the Purchaser's entire investment).

3.4. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the principal officers of the Company concerning the business and financial affairs of the Company, and the terms and conditions of the Purchaser's purchase of the Common Shares; and the Purchaser has had further opportunity to obtain any additional information necessary to verify the accuracy of the foregoing information.

                                       -5-

3.5. The Purchaser understands that the Common Shares will be considered
"restricted securities" within the meaning of Rule 144 under the Securities Act;
that Rule 144 may not be available to exempt from the registration requirements of the Securities Act sales of such "restricted securities"; that if Rule 144 is available, sales may be made in reliance upon Rule 144 only in accordance with the terms and conditions of Rule 144, which among other things generally requires that the securities be held for at least one year and that sales be made in limited amounts (which amounts are subject to certain exceptions depending upon whether the seller is an "affiliate" within the meaning of Rule
144 and how long the securities have been held); and that, if an exemption for such sales is not available, registration of the Shares may be required, but that the Company is under no obligation to register the Shares or to facilitate compliance or to comply with any exemption, except as provided in Section 5 hereof.

3.6. The Purchaser agrees to keep strictly confidential all information concerning this Agreement and the transactions contemplated hereby. The
Purchaser hereby acknowledges that it is prohibited from reproducing and/or distributing this Agreement and any other materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents to third parties. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and the transactions contemplated hereby must be kept strictly confidential. The foregoing restrictions set forth in this Section 3.6 shall be applicable in respect of any information concerning this Agreement and/or the transactions contemplated hereby only until such time as the Company shall have publicly disclosed such information. The Purchaser understands that Federal securities laws impose restrictions on trading based on information regarding the transactions contemplated hereby. In particular, the Purchaser hereby acknowledges that disclosure of information regarding the transactions contemplated hereby may cause the Company to violate Regulation FD and agrees not to engage in any unauthorized or unlawful disclosure.

3.7. The Purchaser understands that its investment in the Common Shares involves a significant degree of risk and uncertainty and that the market price of the
Common Stock has been and may continue to be volatile and that no representation or warranty is being made as to the future value or trading volume of the Common
Stock. The Purchaser is not relying on the Company or any of its employees, representatives or agents with respect to the legal, tax and/or related considerations as to an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, its own advisors only.

                                       -6-

SECTION 4. CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

The obligation of the Purchaser to purchase and make payment for the Common
Shares on the Closing Date is subject, at the Purchaser's option, to the following conditions:

4.1. Proceedings

All proceedings to be taken in connection with the transactions contemplated by this Agreement to be consummated on or prior to the Closing Date, and all documents to be executed incident thereto, shall have been taken and executed in a manner reasonably satisfactory in form and substance to the Purchaser.

4.2. Representations and Warranties

On the Closing Date, the representations and warranties contained in Section 2 hereof shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and the Company shall have so certified to the Purchaser in writing.

4.3. Compliance

All the covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects, and the Company shall have so certified to such Purchaser in writing.

4.4. Other Documents

The Purchaser shall have received such certified copies or other copies of such documents and certificates as the Purchaser may reasonably request.

SECTION 5. USE OF PROCEEDS

The Company shall use the proceeds from the sale of the Common Shares for working capital and general corporate purposes and to retire existing debt to insiders, including directors and officers of the Company, and to other shareholders; provided, however, that the Company shall not, without the prior approval of the Purchaser, use such proceeds to retire any existing debt in excess of $150,000 in the aggregate prior to such time as the Company shall have received proceeds from a future financing transaction.

                                       -7-

SECTION 6. RESTRICTIONS ON TRANSFERABILITY; COMPLIANCE WITH SECURITIES ACT OF
1933

6.1. Restrictions on Transferability.

Restricted Securities (as defined in Section 6.2 hereof) shall not be transferable except upon the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the
Securities Act in respect of the transfer of any of the Common Shares.

6.2. Certain Definitions.

As used in this Section 6, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the
Exchange Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the
Commission thereunder, all as the same shall be in effect at the time.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Restricted Securities" shall mean shares of capital stock of the
Company, including the Common Shares and other securities of the Company evidenced by a certificate required to bear the legend set forth in Section 6.3 hereof.

          "Registration Stock" shall mean (i) the Common Shares and (ii) any shares of Common Stock issued in respect of the Common Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event;
provided, however, that Registration Stock shall not include any such shares disposed of pursuant to a registration statement under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act.

          "Additional Registration Stock" shall mean my shares of Common Stock of the Company (other than the Common Shares) which have rights to be included in Company registrations under the Securities Act.

          "Registration Expenses" shall mean the expenses so described in
Section 6.6.

          "Selling Expenses" shall mean the expenses so described in Section
6.6.

                                       -8-

6.3. Restrictive Legend

Each certificate representing Registration Stock shall (unless otherwise permitted by the provisions of Sections 6.4 or 6.9 below) be stamped or otherwise imprinted with the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT
          AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED
          ABSENT SUCH REGISTRATION OR UNLESS AN OPINION OF COUNSEL IN FORM,
          SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT AN
          EXEMPTION THEREFROM UNDER SAID ACT IS AVAILABLE. IN ADDITION, THE
          TRANSFERABILITY OF THESE SECURITIES IS SUBJECT TO THE PROVISIONS OF A
          COMMON STOCK PURCHASE AGREEMENT, DATED FEBRUARY 25, 2005, BETWEEN THE
          ISSUER AND ROCK CREEK PARTNERS II, L.P., A COPY OF WHICH MAY BE
          OBTAINED AT THE ISSUER'S PRINCIPAL EXECUTIVE OFFICE.

6.4. Restrictions on Transferability

The Restricted Securities shall not be transferred, and the Company shall not be required to register any transfer of Restricted Securities on the books of the
Company, unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to it prior to such transfer that registration under the
Securities Act is not required in connection with the transaction resulting in such transfer; provided, however, that no such opinion of counsel shall be required for a transfer in accordance with the provisions of Securities Act Rule
144(k).

Each certificate issued upon any transfer of Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if (a) the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the
Securities Act or (b) the transfer was made in accordance with the provisions of
Rule 144.

                                       -9-

6.5. Incidental Registration

If, at any time and from time to time, the Company proposes to register any of its equity securities under the Securities Act on Forms S-1, S-2 or S-3 or any other registration form at the time in effect on which Registration Stock could be registered for sale by the holders thereof (other than a registration in connection with an acquisition of or merger with another entity or the sale of shares to employees of the Company pursuant to employee stock option or other employee/director/consultant stock purchase plans), the Company shall on each such occasion give written notice to all record holders of Registration Stock of its intention so to do and, upon the written request of any such holders of at least 500,000 shares of Registration Stock given within 30 days after receipt of any such notice, the Company will use its diligent, good faith efforts to cause the Registration Stock as to which the holders shall have so requested registration to be registered under the Securities Act and under the same registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registration Stock so registered; provided, however, that if the offering to which the proposed registration statement relates is to be distributed by or through an underwriter, each seller shall agree to sell his
Registration Stock through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company; provided, further, that if a greater number of shares of Registration Stock and Additional
Registration Stock is offered for participation in the proposed underwriting than in the opinion of the managing underwriter proposing to underwrite securities to be sold by the Company can be accommodated without adversely affecting the proposed underwriting, the amount of securities (including shares of Restricted Stock) to be included in such an underwriting may be reduced if the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, further, that the amount of Restricted Stock held by the
Purchaser shall not be reduced if any securities are to be included in such underwriting for the account of any person other than the Company or the
Purchaser. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the Purchaser.

6.6. Registration Procedures and Expenses

          (a) If and whenever the Company is required pursuant to the provisions of this Section 6 to use its diligent, good faith efforts to effect the registration of any Registration Stock under the Securities Act, the Company will, as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement with respect to such securities and use its diligent, good faith efforts to cause such registration statement to become and remain effective for the period specified in clause (ii) below;

                                      -10-

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities
     Act, for a period of not less than 120 days (or such lesser period in which all of the stock covered by such registration statement is in fact sold);

               (iii) furnish to each selling stockholder and underwriter such number of copies of a prospectus and preliminary prospectuses in conformity with the requirements of the Securities Act as may be reasonably requested, any other prospectus filed under Rule 424 under the Securities Act and such other documents as any seller may reasonably request;

               (iv) use its diligent, good faith efforts to register or qualify the Registration Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each such seller shall reasonably request (provided, however, that the Company shall not be required to consent to the general service of process for all purposes in any jurisdiction where it is not then qualified), and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition of such Registration Stock in such jurisdictions;

               (v) notify, on a timely basis, each seller of Registration Stock covered by such registration statement, at any time when a prospectus relating to the Registration Stock covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (a)(ii) of Section 6.6 of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (vi) use its best efforts to list such Registration Stock on any securities exchange on which capital stock of the same class is then listed, if such Registration Stock is not already so listed and if such listing is then permitted under the rules of such exchange.

          (b) The Company will pay all Registration Expenses in connection with each registration pursuant to this Section 6. All Selling Expenses in connection with each registration

                                      -11-

pursuant to this Section 6 shall be borne by the seller or sellers pro-rata in proportion to the securities covered thereby being sold or in such other proportion as they may agree. All expenses incurred by the Company in complying with Section 6 hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National
Association of Securities Dealers, Inc.), printing expenses, reasonable fees and disbursements of counsel for the Company, securities law and blue sky fees and expenses and the expenses of any regular audits incident to or required by any such registration are herein called Registration Expenses, except that all underwriting discounts and selling commissions applicable to the sales, any state or federal transfer taxes payable with respect to the sales, all expenses of any special audits and all fees and disbursements of counsel for the selling shareholders are herein called Selling Expenses.

          (c) The Purchaser acknowledges that there may be times when the
Company must suspend the use of the prospectus forming a part of either of a registration statement (a "Suspension") until such time as an amendment to a registration statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act or appropriately supplemented the prospectus forming a part of such registration statement. The
Purchaser hereby covenants that it will not sell any Common Shares pursuant to said prospectus during the period commencing at the time that the Company gives the Purchaser written notice of the Suspension of the use of said prospectus and ending at the time that the Company gives the Purchaser written notice that the
Purchaser may thereafter effect sales pursuant to said prospectus; provided, however, that the Registration Statement shall be suspended for a total of no more than sixty (60) days during any twelve (12) month period.

6.7. Indemnification

          (a) In the event of any registration under the Securities Act of any
Registration Stock pursuant to this Section 6 or registration or qualification of any Registration Stock pursuant to Section 6.6(a)(iv) hereof, the Company will indemnify and hold harmless each seller of such Registration Stock, each underwriter of such Registration Stock, if any, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the
Securities Act, the Exchange Act, state securities and blue sky laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registration Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto, or any document filed in connection therewith or in connection with any registration or qualification pursuant to Section 6.6(a)(iv)
hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in

                                      -12-

connection with such registration or qualification under such state securities or blue sky laws; and will reimburse such person for any legal and any other expenses reasonably incurred by such person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any such person to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or omission or alleged untrue statement or omission made in such registration statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto or incident to registration or qualification of any Registration Stock pursuant to
Section 6.6(a)(iv) hereof in reliance upon and in conformity with written information furnished to the Company by or on behalf of such person specifically for use in the preparation thereof, (ii) the failure of the Purchaser to comply with the covenants and agreements contained in this Agreement or to perform its obligations under law or (iii) the inaccuracy of any representations or warranties made by such Purchaser in this Agreement or the Purchase Agreement;
and provided, further, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the seller or any person who controls such seller within the meaning of the Securities Act or the Exchange Act, if the seller delivered or was required to deliver a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter or any person who controls such underwriter within the meaning of the Securities Act or the Exchange Act, if such underwriter delivered or was required to deliver a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

          (b) In the event of any registration of any of the Registration Stock under the Securities Act pursuant to this Section 6 or registration or qualification of any Registration Stock pursuant to Section 6.6(a)(iv) hereof, each seller of such Registration Stock, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company from and against any and all losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the
Securities Act, the Exchange Act, state securities and blue sky laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary or final prospectus, amendment or supplement thereto or any document filed in connection therewith or in connection with any registration or qualification pursuant to Section 6.6(a)(iv) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in

                                      -13-

conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such registration statement or prospectus or such amendment or supplement thereof;
provided, however, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission contained in any preliminary prospectus which did not appear in the final prospectus, such seller shall not have any such liability with respect thereto to the Company, any person who controls the Company within the meaning of the Securities Act or the
Exchange Act, any officers of the Company who signed the registration statement or any director of the Company, if the Company delivered or was required to deliver a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person; and provided, further, that the liability of any seller of Registration
Stock to so indemnify shall be limited to an amount equal to the amount received by such seller upon the sale of such Registration Stock pursuant to such registration statement.

          (c) Any party which proposes to assert the right to be indemnified under this Section 6.7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnified party under this Section 6.7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6.7, unless such omission shall materially prejudice the indemnifying party's ability to contest such claim. In case any such action, suit or proceeding shall be brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof, and the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) a conflict of interest exists between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                                      -14-

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 6.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other. Notwithstanding the foregoing, the amount any seller of Registration Stock shall be obligated to contribute pursuant to this subsection (d) shall be limited to the amount received by such seller upon the sale of Registration Stock pursuant to the registration statement.

          (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder exercising rights under this Agreement, any underwriter or controlling person of any such holder or underwriter, or any holders' affiliate, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or of any such underwriter, controlling person or holders'
affiliate in circumstances for which indemnification is provided under this
Section 6, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as it is appropriate to reflect the relative fault of the Company, on the one hand, and of the holder holding Registration Stock on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the holder holding
Registration Stock on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the holder holding Registration
Stock, on the other, and each party's relative intent, knowledge, access to information on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;
provided that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such holder will be required to contribute any amount in excess of the proceeds received by such holder from the sales of Registration Stock covered by the registration statement.

          (f) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                      -15-

6.8. Underwritten Offerings

          In consideration for the Company agreeing to its obligations under this Section 6, the Purchaser agrees (which agreement shall be binding upon any transferee of Registration Stock) in connection with any underwritten offering of the Company's securities that, upon the request of the Company or the underwriters managing such underwritten offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any
Registration Stock (other than those shares included in the registration)
without the prior written consent of the Company of such underwriters, as the case may be, for such period of time prior to and after registration (not to exceed 180 days from the effective date of such registration) as the Company or the underwriters may specify.

6.9. Termination of Conditions and Obligations

The conditions precedent imposed by this Section 6 upon the transferability of
Restricted Securities shall cease and terminate as to any Restricted Securities when such Restricted Securities shall have been effectively registered under the
Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities or at such time as an opinion of counsel shall have been rendered to the effect set forth in the second paragraph of Section 6.4 hereof. Whenever the conditions imposed by this Section 6 shall terminate as hereinabove provided, the holder of any Restricted Securities bearing the legend set forth in this Section 6 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense and as expeditiously as possible, new certificates not bearing such legend.

SECTION 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the issuance and sale of the Common Shares hereunder for a period of one year following the Closing Date.

SECTION 8. BROKERAGE

Each party hereto (a) represents and warrants to the other that it has retained no finder or broker in connection with the transactions contemplated by this
Agreement, and (b) will indemnify and save the other party hereto harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders, fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement, asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

                                      -16-

SECTION 9. NOTICES

All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by hand or shall be sent by telecopy (confirmed by registered, certified, or overnight mail or courier, postage and delivery charges prepaid), or by registered, certified or overnight mail or courier, postage and delivery charges prepaid, and shall be deemed given when delivered or received as follows:

               (a)  if to the Company, at:
                    Orthometrix, Inc.
                    106 Corporate Park Drive
                    Suite 102
                    White Plains, NY 10604
                    Attention: President
                    Fax No.: (914) 694-2286

               (b)  if to the Purchaser, at:
                    Rock Creek Capital
                    1200 Riverplace Blvd., Suite 902
                    Jacksonville, Florida 32207
                    Attention: General Counsel
                    Fax No: (904) 393-9003

or to such other address or addresses as may have been furnished by a party in writing to the others.

SECTION 10. HEADINGS

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this
Agreement.

SECTION 11. GOVERNING LAW

This Agreement shall be governed by, enforced and construed in accordance with the law of the State of New York (excluding the body of law relating to conflict of laws).

SECTION 12. ENTIRE AGREEMENT; MODIFICATION; WAIVER

This Agreement and the other documents delivered in connection herewith constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior oral and written commitments and understandings with respect to the matters provided for herein and therein. No modification of this Agreement or consent to any departure herefrom shall be effective unless in writing and approved by the
Company and the Purchaser. The parties agree that no other representations and warranties, either written or oral, have been made except as expressly contained herein.

                                      -17-

SECTION 13. SUCCESSORS AND ASSIGNS

All covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Purchaser's rights are assignable to any assignee or transferee of all or at least 50,000 shares of Registration Stock; provided;
however, that the Purchaser's rights under Section 2.9 hereof shall not be assignable to any assignee or transferee without the prior written consent of the Company. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by an subsequent holder of any Registration Stock, subject to the provisions contained herein.

SECTION 14. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

SECTION 15. ENFORCEABILITY

It is the desire and intent of the parties hereto that the provisions of this
Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.
Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

SECTION 16. CONSENT TO JURISDICTION.

The Company and the Seller hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the Federal and State Courts in New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Company and the Purchaser agrees not to commence any legal proceeding related thereto except in such courts. Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such court has been brought in an inconvenient forum.

SECTION 17. WAIVER OF JURY TRIAL

The Company and Purchaser hereby waive trial by jury in any action to enforce, or controversy arising under, this Agreement.

                                      -18-

SECTION 18. SPECIFIC ENFORCEMENT

All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

SECTION 19. PUBLIC ANNOUNCEMENTS

Neither the Company nor Purchaser shall, without the prior written consent of the other, make any public announcement or statement with respect to the transactions contemplated in the Agreement which names the parties hereto, except as may be necessary to comply with applicable requirements of the federal or state securities laws or any governmental order or regulation, and in such event, any such public announcement or statement shall be delivered to the other party hereto, prior to the release for consent and review.

                                        Very truly yours,

                                        ORTHOMETRIX, INC.

                                        By:
                                            ------------------------------------
                                            Reynald Bonmati
                                            President

Agreed to and accepted as of
the date first above written:

ROCK CREEK PARTNERS II, L.P.

By: /s/ Ashton Hudson
    --------------------------------
    Ashton Hudson, Vice President

                                      -19-